UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

October 12, 2009
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DEVRY INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Lane, Suite 1000 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

(630) 571-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Effective as of October 12, 2009, DeVry Inc. (the “Company”) entered into an Executive Employment Agreement  (collectively, the “Employment Agreements” and each an “Employment Agreement”) with each of the following executive officers of the Company: Richard M. Gunst—Chief Financial Officer of the Company; David J. Pauldine—President, DeVry University; and Dr. Thomas C. Shepherd—President, Ross University (collectively, the “Executive Officers” and each an “Executive Officer”).  The Employment Agreements are substantially identical except as noted below.  Each Employment Agreement provides for, among other things, the following:

(i)           Each Executive Officer’s initial base salary may be increased annually by the Company’s Chief Executive Officer in coordination with the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) but may not be decreased, except in the case of an across-the-board percentage reduction in base salaries.

(ii)           Each Executive Officer will be eligible for annual equity awards, as determined by the Company, the Company’s Board of Directors and/or the Compensation Committee, under the Company’s equity award plans.

(iii)           Each Executive Officer will be eligible to receive an annual cash incentive payment under the Company’s Management Incentive Program (“MIP”) based on a percentage of such Executive Officer’s base salary upon the achievement of specific Company-wide and personal performance goals that will be determined each fiscal year by the Executive Officer’s direct supervisor and/or the Compensation Committee.

(iv)           Each Executive Officer will be eligible to participate in the health and welfare benefit plans and any qualified and/or non-qualified retirement plans of the Company.

(v)           Each Executive Officer’s employment with the Company will end upon the earlier of (A) the Executive Officer’s death or Permanent Disability (as defined in the Employment Agreement), (B) the Executive Officer’s resignation at any time with or without Good Reason (as defined in the Employment Agreement) or (C) termination by the Company at any time with or without Cause (as defined in the Employment Agreement).

(vi)           If (A) an Executive Officer’s employment with the Company is terminated by the Company without Cause or by the Executive Officer with Good Reason and (B) the Executive Officer executes a legally effective Release (as defined in the Employment Agreement) and complies with the terms of the Employment Agreement and the Release, the Executive Officer will be entitled to the following benefits:

(1)           Accrued Benefits (as defined in the Employment Agreement), payable no later than 30 days after the Executive Officer’s Termination Date (as defined in the Employment Agreement);

(2)           either (i) one and one-half times the sum of the Executive Officer’s base salary plus MIP Target (as defined in the Employment Agreement), payable in 18 equal monthly payments, or (ii) one times the sum of the Executive Officer’s base salary plus MIP Target, payable in 12 equal monthly payments, depending upon the terms of the Executive Officer’s Employment Agreement;

(3)           a pro-rated MIP Award (as defined in the Employment Agreement), if employed for at least six months in the fiscal year during which termination occurs, based on actual performance paid in a lump sum at the time MIP awards are paid to other employees;

(4)           either 12 or 18 months (depending upon the terms of the Executive Officer’s Employment Agreement) of continued health benefit plan coverage at active employee rates following the Termination Date; and

(5)           access to either a six or nine month (depending upon the terms of the Employment Agreement) senior executive level outplacement program at the Company’s sole expense.

(vii)           In the case of Mr. Pauldine, his employment arrangement also provides that if his termination occurs after the day that is 18 months prior to his 55th birthday, he will be treated as having been terminated due to “Retirement” for purposes of all outstanding stock options and other equity awards that include a definition of the term “Retirement,” including both those outstanding on the date of his Employment Agreement and those thereafter granted.

(viii)           If (A) an Executive Officer’s employment with the Company is terminated by the Company without Cause or by the Executive Officer with Good Reason during a Change in Control Period (as defined in the Employment Agreement) and (B) the Executive Officer executes a legally effective Release (as defined in the Employment Agreement) and complies with the terms of the Employment Agreement and Release, the Executive Officer will be entitled to the following benefits:

(1)           Accrued Benefits, payable no later than 30 days after the Termination Date;

(2)           either (i) two times the sum of the Executive Officer’s base salary plus MIP Target, payable in 24 equal monthly payments, or (ii) one and one-half times the sum of the Executive Officer’s base salary plus MIP Target, payable in 18 equal monthly payments, depending upon the terms of the Executive Officer’s Employment Agreement;

(3)           either 18 or 24 months (depending upon the terms of the Executive Officer’s Employment Agreement) of continued health benefit plan coverage at active employee rates following the Termination Date; and

(4)           access to either a nine or 12 month (depending upon the terms of the Executive Officer’s Employment Agreement) senior executive level outplacement program at the Company’s sole expense.

(ix)           If the Executive Officer’s employment is terminated during a Change in Control Period (A) for Cause, (B) by reason of the Executive Officer’s resignation without Good Reason or (C) by reason of the Executive Officer’s death or Permanent Disability, the Company shall provide the Executive Officer or the Executive Officer’s estate or beneficiaries, as appropriate, with Accrued Benefits, payable within 30 days following the Executive Officer’s Termination Date, and the Company shall have no other severance obligations under the Employment Agreement.

(x)           Each Executive Officer is subject to a non-compete and non-solicitation period following the end of the Executive Officer’s employment, depending upon the terms of the Executive Officer’s Employment Agreement, of either (A) (1) 18 months if termination occurs with Good Reason or without Cause during a Change in Control Period or (2) 12 months in the case of any other termination, or (B) (1) 24 months if termination occurs with Good Reason or without Cause during a Change in Control Period or (2) 18 months in the case of any other termination.

 This description is qualified in its entirety by reference to the Executive Employment Agreements attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3.

Item 7.01.     Regulation FD Disclosure.

The Company will broadcast its Annual Meeting of Stockholders and its presentation by management on Wednesday, November 11, 2009 live via webcast.  The webcast may be accessed by visiting the Investor Relations section of the Company’s web site at www.devryinc.com.  Participants are encouraged to visit the site at least 15 minutes prior to the start of the meeting to download and install any necessary audio software.

Item 9.01.     Financial Statements and Exhibits.

10.1          Executive Employment Agreement with Dr. Shepherd, dated October 12, 2009

10.2          Executive Employment Agreement with Mr. Gunst, dated October 12, 2009

10.3          Executive Employment Agreement with Mr. Pauldine, dated October 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
(Registrant)

Date:	October 16, 2009	By:	/s/ Richard M. Gunst
Richard M. Gunst
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Executive Employment Agreement with Dr. Shepherd, dated October 12, 2009

10.2	Executive Employment Agreement with Mr. Gunst, dated October 12, 2009

10.3	Executive Employment Agreement with Mr. Pauldine, dated October 12, 2009